UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2010 (April 1, 2010)

ALLIANCE LAUNDRY SYSTEMS LLC

ALLIANCE LAUNDRY CORPORATION

ALLIANCE LAUNDRY HOLDINGS LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-56857	39-1927923
DELAWARE	333-56857-01	39-1928505
DELAWARE	333-56857-02	52-2055893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Shepard Street, P.O. Box 990

RIPON, WISCONSIN 54971-0990

(Address of Principal executive offices, including Zip Code)

(920) 748-3121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c)

Item 1.01	Entry Into a Material Definitive Agreement.

On April 1, 2010, Alliance Laundry Systems LLC (the “Company”) entered into a supply agreement (the “Agreement”) with Coinmach Corporation (“Coinmach”), effective April 1, 2010, pursuant to which Coinmach agreed to purchase certain of its requirements for washing machines and dryers and replacement and new repair parts for such equipment from the Company pursuant to the terms and conditions of the Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
Exhibit 10.01*	Supply Agreement, dated as of April 1, 2010, by and among the Company and Coinmach.

*	The Company has submitted an application for confidential treatment with the Securities and Exchange Commission with respect to certain provisions contained in this exhibit. The copy filed as an exhibit omits the information subject to the confidentiality application.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2010

ALLIANCE LAUNDRY SYSTEMS LLC
(Registrant)

/s/ Thomas L’Esperance
Date: April 8, 2010	Name:	Thomas L’Esperance
	Title:	Chief Executive Officer

/s/ Bruce P. Rounds
	Name:	Bruce P. Rounds
	Title:	Vice President Chief Financial Officer

ALLIANCE LAUNDRY CORPORATION
(Registrant)

/s/ Thomas L’Esperance
Date: April 8, 2010	Name:	Thomas L’Esperance
	Title:	Chief Executive Officer

/s/ Bruce P. Rounds
	Name:	Bruce P. Rounds
	Title:	Vice President Chief Financial Officer

ALLIANCE LAUNDRY HOLDINGS LLC
(Registrant)

/s/ Thomas L’Esperance
Date: April 8, 2010	Name:	Thomas L’Esperance
	Title:	Chief Executive Officer

/s/ Bruce P. Rounds
	Name:	Bruce P. Rounds
	Title:	Vice President Chief Financial Officer

Exhibit Index

Exhibit 10.01	Supply Agreement, dated as of April 1, 2010, by and among the Company and Coinmach.